Prospectus Supplement

November 6, 2024

Gilead Fund

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

Balanced Fund

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

Dividend Growth Fund

(formerly, Dividend Opportunities Fund)

ETADX Class A Shares ETCDX Class C Shares
ETNDX Class N Shares ETIDX Class I Shares

Limited-Term Bond Fund

ETABX Class A Shares ETCBX Class C Shares
ETNBX Class N Shares ETIBX Class I Shares

Exponential Technologies Fund

ETAEX Class A Shares ETCEX Class C Shares
ETNEX Class N Shares ETIEX Class I Shares

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

Large Cap Focus Fund

ETLAX Class A Shares ETLCX Class C Shares
ETLNX Class N Shares ETLIX Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Prospectus for the Funds, dated November 1, 2024, and should be read in conjunction with such Prospectus.

Effective November 1, 2024 through January 30, 2025, the maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase), applies only to purchase of $1 million or more made without an initial sale charge and applies to shares sold within 18 months of purchase UNLESS you purchased your Class A shares through Edward Jones.

If you purchased Class A shares through Edward Jones, a maximum deferred sales charge on Class A shares applies to purchases of $250,00 or more and applies to shares sold within 18 months of purchase.

Accordingly, the following replaces the footnote following the table on page 120 of the Prospectus:

1.	As described below under the heading “Class A Sales Charge Reductions—Sales Charge,” a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within eighteen months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive or discount the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for more information. The Adviser may pay a 1.00% commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $250,000 or more.

Additionally, the following replaces the paragraph under the heading “Sales Charge” on page 121 of the Prospectus through January 30, 2025:

Sales Charge. For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within eighteen months of purchase (excluding shares purchased with reinvested dividends and/or distributions) unless you purchased your shares through Edward Jones. If you purchased Class A shares through Edward Jones in the amount of $250,000 or more, you may be subject to the 1.00% CDSC on shares redeemed within eighteen months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2024, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.